UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012 (October 29, 2012)

The Warnaco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Item 8.01 of this Current Report on Form 8-K (the “Form 8-K”).

ITEM 8.01	OTHER EVENTS.

On October 31, 2012, The Warnaco Group, Inc. (“Warnaco”) and PVH Corp. (“PVH”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of October 29, 2012, among PVH, Warnaco and Wand Acquisition Corp., a wholly-owned subsidiary of PVH. A copy of the joint press release is attached hereto as Exhibit 99.1. As part of this joint press release, Warnaco stated that it plans to report its third quarter 2012 earnings results on Monday, November 5, 2012, and reaffirmed its previously announced fiscal 2012 guidance, excluding any one-time costs related to the transaction with PVH.

In addition, PVH and Warnaco held a conference call on October 31, 2012 for analysts and investors that included a presentation containing supplemental information regarding the proposed transaction. A copy of the presentation slides is attached hereto as Exhibit 99.2. Warnaco is also filing with this Form 8-K, as Exhibit 99.3, a transcript of a video relating to the announcement of the merger, which was made available to Warnaco’s employees.

Forward Looking Statements

Warnaco notes that this Form 8-K (and the exhibits hereto) and certain other written, electronic and oral disclosure made by Warnaco from time to time, may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties and reflect, when made, Warnaco’s estimates, objectives, projections, forecasts, plans, strategies, beliefs, intentions, opportunities and expectations. Actual results may differ materially from anticipated results, targets or expectations and investors are cautioned not to place undue reliance on any forward-looking statements. Statements other than statements of historical fact, including, without limitation, statements regarding the proposed transaction and future financial targets, are forward-looking statements. These forward-looking statements may be identified by, among other things, the use of forward-looking language, such as the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “may,” “project,” “scheduled to,” “seek,” “should,” “will be,” “will continue,” “will likely result,” “targeted,” or the negative of those terms, or other similar words and phrases or by discussions of intentions or strategies.

Risks and uncertainties related to the proposed transaction with PVH include, among others: the risk that the conditions to the closing of the merger are not satisfied (including a failure of the stockholders of Warnaco to approve the merger and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated); potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those we expect are those risks discussed under the heading “Risk Factors” in Warnaco’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, Warnaco’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, PVH’s Annual Report on Form 10-K for the fiscal year ended January 29, 2012, and other reports filed by Warnaco and PVH with the Securities and Exchange Commission. We encourage you to read “Risk Factors” and other cautionary statements contained in these filings.

The discussion in this Form 8-K is not exhaustive but is designed to highlight important factors that may affect actual results or outcomes. Forward-looking statements speak only as of the date on which they are made, and, except for Warnaco’s ongoing obligation under the U.S. federal securities laws, Warnaco disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information

In connection with the merger, PVH will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Warnaco and a Prospectus of PVH, as well as other relevant documents concerning the proposed transaction. WARNACO STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about PVH and Warnaco, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from PVH at www.pvh.com under the heading “Investors” or from Warnaco by accessing Warnaco’s website at www.warnaco.com under the heading “Investor Relations.”

PVH and Warnaco and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Warnaco in connection with the merger. Information about the directors and executive officers of PVH and their ownership of PVH common stock is set forth in the proxy statement for PVH’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A on May 10, 2012. Information about the directors and executive officers of Warnaco and their ownership of Warnaco common stock is set forth in the proxy statement for Warnaco’s 2012 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on April 11, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Exhibits.

(d)	Exhibits

99.1	Joint press release, October 31, 2012

99.2	Investor presentation, October 31, 2012

99.3	Transcript of video presentation to employees of Warnaco, October 31, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Warnaco Group, Inc.

Date: October 31, 2012	By:	/s/ Jay L. Dubiner
Name: Jay L. Dubiner
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Document

99.1	Joint press release, October 31, 2012

99.2	Investor presentation, October 31, 2012

99.3	Transcript of video presentation to employees of Warnaco, October 31, 2012